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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  SEPTEMBER 29, 2000


                       HUTCHINSON TECHNOLOGY INCORPORATED
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             (Exact name of registrant as specified in its charter)

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             MINNESOTA                                0-14709                              41-0901840
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      (State of Incorporation)                 (Commission File No.)                    (I.R.S. Employer
                                                                                       Identification No.)
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                                 40 WEST HIGHLAND PARK
                                 HUTCHINSON, MINNESOTA                                                 55350
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                        (Address of principal executive offices)                                    (Zip Code)
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                                 (320) 587-3797
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                         (Registrant's telephone number)



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ITEM 5.           OTHER EVENTS.

         On September 20, 2000, we completed the negotiation and execution of amendments to our senior notes financing agreements, to the Subordination, Non-Disturbance, Attornment and Estoppel Agreement with the lessor and mortgagee of our Eau Claire, Wisconsin building and to the related Eau Claire building lease. The amendments waive compliance with certain restrictive financial covenants with respect to our third fiscal quarter ended June 25, 2000 (if not previously waived), and modify the terms of these financial covenants with respect to future fiscal periods.

         In consideration for these waivers and amendments, we agreed to (1) comply with an additional covenant requiring us to maintain specified levels of cash and cash equivalents, (2) adjust the maturities and amortization of our outstanding senior notes, and (3) increase the rent payable under the Eau Claire, Wisconsin building lease in connection with an increase in the interest rate on the lessor's note to its lender, the Eau Claire building's mortgagee.

         In addition, on August 31, 2000, we completed negotiation and execution of amendments to five of the seven leases incorporating the terms of our master lease agreement with General Electric Capital Corporation. The amendments waive compliance with, or delete, certain covenants, in consideration for our providing letters of credit under our credit facility to support our obligations in connection with the five leases. We previously had terminated the interests of a sixth equipment lessor by our purchase of the equipment it leased to us; on September 29, 2000, we also terminated the interests of the seventh equipment lessor by our purchase of the equipment it leased to us.


         We anticipate that the long-term portion of the outstanding senior notes, as revised to reflect the adjusted maturities and amortization noted above, which was previously classified as a current liability on our June 25, 2000 condensed consolidated balance sheet, will be reclassified as a long-term liability in our financial statements for the fiscal quarter and year ended September 24, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   HUTCHINSON TECHNOLOGY INCORPORATED



Date:  September 29, 2000                By: /s/ John A. Ingleman
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                                         Its:  Vice President, Chief Financial
                                               Officer and Secretary